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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 21, 1998
                                                         ----------------


                                 Tekgraf, Inc.
                                 -------------
             (Exact name of registrant as specified in its charter)



             Georgia               000-23221              58-2033795
             -------------------------------------------------------

            (State or other       (Commission        (I.R.S. Employer
            jurisdiction of       File Number)       Identification No.)
            incorporation)


 6000 Lake Forrest Drive, Suite 110,  Atlanta, Georgia     30328
-----------------------------------------------------------------
 (Address of principal executive offices)                 (Zip Code)


 Registrant's telephone number, including area code: (404) 252-0201
                                                     --------------


                                   N/A
-------------------------------------------------------------
 (Former name or former address, if changed since last report)
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Item 5.  Other Events.

                  On October 23, 1998, Tekgraf, Inc. (the "Company") entered into a Severance Agreement and General Release (the "Severance Agreement") with Phillip C. Aginsky, who has been the Chairman and Chief Executive Officer of the Company since its inception in June of 1997. Pursuant to the terms of the Severance Agreement, Mr. Aginsky resigned from his positions as Chairman and Chief Executive Officer of the Company, resigned from the Board of Directors of the Company (the "Board"), and resigned from all positions held with the Company's subsidiaries. The Severance Agreement provides that Mr. Aginsky will continue to serve the Company as a consultant until December 31, 1999. As compensation for his services as a consultant, the Company will continue to pay Mr. Aginsky his current salary, part of which was paid in a lump sum on the date of the Severance Agreement, and will also pay him amounts sufficient to maintain his current health, life and disability benefits. The Severance Agreement supercedes Mr. Aginsky's employment agreement with the Company, dated June 2, 1997, although Mr. Aginsky will continue to be bound by, among other things, the confidentiality and non-solicitation provisions of that employment agreement. During the three-year period following the date of the Severance Agreement, Mr. Aginsky will have the right to nominate a person, other than himself, to the Board, but may exercise this right only once during that three-year period. The Severance Agreement also provides for various releases from liability by the parties. The Board has appointed William M. Rychel, President of the Graphics Division of the Company and a Member of the Board, to serve as the interim Chief Executive Officer.

                  On October 21, 1998, in accordance with the terms of the Severance Agreement, Martyn L. Cooper and J. Thomas Woolsey resigned from their positions as members of the Board. The Board appointed W. Jeffrey Camp, Chief Financial Officer of the Company, to fill a vacancy on the Board.


Item 7.  Exhibits.

         (c)      Exhibits.

                  10.1 Severance Agreement and General Release, dated October 23, 1998.*
                  99.1 Press release dated October 26, 1998.

-------------------------
* Confidential treatment has been requested for certain confidential portions of this exhibit pursuant to Rule 24(b)(2) under the Exchange Act. In accordance with Rule 24(b)(2), these confidential portions have been omitted from this exhibit and filed separately with the Commission.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Tekgraf, Inc.
                                      -------------
                                      (Registrant)


                                       By: /s/ W. Jeffrey Camp
                                       -----------------------
                                       W. Jeffrey Camp
                                       Chief Financial Officer

Date: November 11, 1998
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                                 EXHIBIT INDEX

No.    Description
10.1   Severance Agreement and General Release, dated October 23, 1998.*
99.1   Press release dated October 26,1998.

-----------------------------
* Confidential treatment has been requested for certain confidential portions of this exhibit pursuant to Rule 24(b)(2) under the Exchange Act. In accordance with Rule 24(b)(2), these confidential portions have been omitted from this exhibit and filed separately with the Commission.